                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1998


                        CORPORATE OFFICE PROPERTIES TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             MARYLAND                      0-20047            23-2947217
             --------                      -------            ----------
  (State or other jurisdiction of        (Commission          (IRS Employer
          incorporation)                 File Number)     Identification Number)


                           401 CITY AVENUE, SUITE 615
                             BALA CYNWYD, PA 19004
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (610) 538-1800
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


135 NATIONAL BUSINESS PARKWAY

         On December 30, 1998, Corporate Office Properties Trust (the "Company"), through affiliates of Corporate Office Properties L.P. (the "Operating Partnership"), and pursuant to agreements with affiliates of Constellation Real Estate Group, Inc. ("Constellation") to acquire certain real estate properties and service businesses, acquired a newly-constructed office building ("NBP 135") located in Anne Arundel County, Maryland.

         NBP 135 was acquired at an aggregate price of $12.4 million, including $250,000 in transaction costs, which was financed as follows: (i) the issuance of 330,236 Common Shares of Beneficial Interest, par value $0.01 per share ("Common Shares"), valued at $3,467,000 ($10.50 per share), (ii) the issuance of 46,233 Series A Convertible Preferred Shares of Beneficial Interest ("Preferred Shares"), valued at $1,156,000 ($25.00 per share), (iii) $7,125,000 in assumed debt and (iv) $652,000 using a portion of the proceeds from an $8.8 million disbursement from a nonrecourse loan with Teachers Insurance and Annuity Association of America (the "TIAA Loan") funded on December 30, 1998. The assumed debt was paid off on December 30, 1998, also using a portion of the proceeds from the $8.8 million disbursement on the TIAA Loan. The Common Share and Preferred Share per share prices were established pursuant to the acquisition agreements with Constellation.

         NBP 135, located in the National Business Park in Anne Arundel County, Maryland, totals approximately 87,000 square feet. As of December 31, 1998, NBP 135 was 100% leased to 5 tenants. NBP 135's major tenant is Credit Management Solutions, Inc., which is under lease for approximately 71,000 square feet or 82% of the building's total aggregate square feet.


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         The following schedule sets forth annual lease expirations for NBP 135 assuming that none of the tenants exercise renewal options:


                                     NBP 135
                          SCHEDULE OF LEASE EXPIRATIONS

                                                              Total Rental
                                                               Revenue of                   Total Rental
                                                                Expiring    Percentage        Revenue
                                  Square                        Leases      of Total        of Expiring
                      Number of   Footage     Percentage of  Per Rentable    Rental         Leases Per
         Year of       Leases     of Leases    Leased Total     Square        Revenue     Rentable Square
       Expiration     Expiring    Expiring     Square Feet       Foot (1)   Expiring (1)     Foot (1)
     ----------------------------------------------------------------------------------------------------
     1999...............   1       3,986         4.59%     $     84,000       5.20%          $21.07
     2000...............   -           -         0.00%                -       0.00%               -
     2001...............   -           -         0.00%                -       0.00%               -
     2002...............   -           -         0.00%                -       0.00%               -
     2003...............   -           -         0.00%                -       0.00%               -
     2004...............   2       6,089         7.01%          127,869       7.92%           21.00
     2005...............   1       5,806         6.68%          124,829       7.73%           21.50
     2006...............   -           -         0.00%                -       0.00%               -
     2007...............   -           -         0.00%                -       0.00%               -
     2008...............   1      70,982        81.72%        1,277,676      79.15%           18.00
                         ---      ------        -----         ---------      -----
                           5      86,863       100.00%     $  1,614,374     100.00%          $18.59
                         ---      ------        -----         ---------      -----            -----
                         ---      ------        -----         ---------      -----            -----

(1) Total Rental Revenue is the monthly contractual base rent as of December 31, 1998 multiplied by 12, plus the estimated Annualized expense reimbursements under existing leases.


GATEWAY PROPERTIES

         On December 31, 1998, the Company, through affiliates of the Operating Partnership, acquired three office buildings (the "Gateway Properties") and a contiguous parcel of developed land (the "Gateway Land") located in Columbia, Maryland.

         The purchase price of the Gateway Properties totaled approximately $19.1 million, including approximately $250,000 in transaction costs. The purchase price was determined through arms-length negotiation with the sellers, Metropolitan Life Insurance Company and M.O.R. 44 Gateway Associates Limited Partnership. The Company paid the purchase price and transaction costs using borrowings under its existing senior revolving credit facility with Bankers Trust Company.

         The Gateway Properties, located in the Columbia Gateway Business Park in Columbia, Maryland, total approximately 149,000 square feet. As of December 31, 1998, the Gateway Properties were 100% leased to 14 tenants. Major tenants as of December 31, 1998, include Sun Microsystems, Inc., Johns Hopkins University and Cadence Design Systems, Inc., under leases aggregating approximately 42,000, 25,000 and 24,000 square feet, respectively. The Gateway Land has aggregate office development potential of approximately 60,000 square feet.

         The following schedule sets forth annual lease expirations for the Gateway Properties assuming that none of the tenants exercise renewal options:

                               GATEWAY PROPERTIES
                          SCHEDULE OF LEASE EXPIRATIONS

                                                              Total Rental
                                                               Revenue of                   Total Rental
                                                                Expiring    Percentage        Revenue
                                  Square                        Leases      of Total        of Expiring
                      Number of   Footage     Percentage of  Per Rentable    Rental         Leases Per
         Year of       Leases     of Leases    Leased Total     Square        Revenue     Rentable Square
       Expiration     Expiring    Expiring     Square Feet       Foot (1)   Expiring (1)     Foot (1)
     ----------------------------------------------------------------------------------------------------
     1999............     2        17,188         11.54%      $  306,329      10.73%           $17.82
     2000............     5        62,193         41.80%       1,098,649      38.47%            17.67
     2001............     2         6,871          4.62%         125,403       4.39%            18.25
     2002............     4        62,215         41.81%       1,316,421      46.09%            21.16
     2003............     1           337          0.23%           9,063        .32%            26.89
     2004............     -             -          0.00%               -       0.00%                -
     2005............     -             -          0.00%               -       0.00%                -
     2006............     -             -          0.00%               -       0.00%                -
     2007............     -             -          0.00%               -       0.00%                -
     2008............     -             -          0.00%               -       0.00%                -
     2009 &
      Thereafter.....     -             -          0.00%               -       0.00%                -
                        ----      -------        ------        ---------     ------             -----

                         14       148,804        100.00%    $  2,855,865     100.00%           $19.19
                        ----      -------        ------        ---------     ------             -----
                        ----      -------        ------        ---------     ------             -----

(1) Total Rental Revenue is the monthly contractual base rent as of December 31, 1998 multiplied by 12, plus the estimated annualized expense reimbursements under existing leases.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


(a)      Financial Statements of Businesses Acquired

         The combined financial statements of the Gateway Properties will be filed by amendment. Financial information is not available for NBP 135 since this building was newly-constructed and as a result has no operating history.

(b)      Pro Forma Financial Information

         The pro forma condensed consolidated financial statements of the Company will be filed by amendment.

(c)      Exhibits

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
2.1.1                              Contribution Agreement between the Company
                                   and the Operating Partnership and certain
                                   Constellation affiliates (filed as Exhibit A
                                   of the Company's Schedule 14A Information on
                                   June 26, 1998 and incorporated herein by
                                   reference).

2.1.2 First Amendment to Contribution Agreement, dated July 16, 1998, between Constellation
                                   Properties, Inc. and certain entities
                                   controlled by Constellation Properties, Inc.
                                   (filed with the Company's Current Report on
                                   Form 8-K on October 13, 1998 and incorporated herein by reference).

2.1.3 Second Amendment to Contribution Agreement, dated September 28, 1998, between
                                   Constellation Properties, Inc. and certain entities controlled by Constellation
                                   Properties, Inc. (filed with the Company's
                                   Current Report on Form 8-K on October 13,
                                   1998 and incorporated herein by reference).

2.2 Contribution Agreement between the Company and the Operating Partnership and certain
                                   Constellation affiliates (filed as Exhibit A of the Company's Schedule 14A Information on
                                   June 26, 1998 and incorporated herein by reference).

2.3                                Contribution Agreement, dated December 31,
                                   1998, between the Operating Partnership and M.O.R. 44 Gateway Associates L.P., RA & DM,
                                   Inc. and M.R.U. L.P.

2.4.1                              Purchase and Sale Agreement, dated December
                                   31, 1998, between Metropolitan Life Insurance
                                   Company and Corporate Office Acquisitions,
                                   Inc.

2.4.2 Amendment to Purchase and Sale Agreement, dated December 31, 1998, between Metropolitan
                                   Life Insurance Company, DPA/Gateway L.P.,
                                   Corporate Office Acquisitions, Inc., COPT
                                   Gateway, LLC and the Operating Partnership

4.1                                Articles Supplementary of Corporate Office
                                   Properties Trust Series A Convertible
                                   Preferred Shares, dated September 28, 1998
                                   (filed with the Company's Current Report on
                                   Form 8-K on October 13, 1998 and incorporated herein by reference).

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
4.2                                First Amendment to Amended and Restated
                                   Limited Partnership Agreement of the
                                   Operating Partnership, dated September 28,
                                   1998 (filed with the Company's Current Report
                                   on Form 8-K on October 13, 1998 and
                                   incorporated herein by reference).

4.3                                Third Amendment to Amended and Restated
                                   Limited Partnership Agreement of the
                                   Operating Partnership, dated December 31,
                                   1998.

99.1                               Definitive Proxy Statement for August 21,
                                   1998 Special Meeting of Shareholders (filed with the Company's Current Report on Form 8-K on October 13, 1998 and incorporated herein by reference).






                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 1999


                                      CORPORATE OFFICE PROPERTIES TRUST


                                      By:      /S/ RANDALL M. GRIFFIN
                                           -------------------------------
                                      Name:    Randall M. Griffin
                                      Title:    President


                                      By:      /S/ ROGER A. WAESCHE, JR.
                                           -------------------------------------
                                      Name:    Roger A. Waesche, Jr.
                                      Title:    Senior Vice President of Finance